                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 18, 2002

                                   ----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                                              95-3409686
(State or other jurisdiction of                               (I.R.S. Employer
incorporation of organization)                               Identification No.)


400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS            77060
(Address of Principal Executive Offices)                          (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
         (Former name, former address and former fiscal year, if changed since last report)



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Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

         99.1 - 2001 Fourth Quarter Report to Shareholders of Cal Dive International, Inc.


Item 9. Regulation FD Disclosure

         In accordance with General Instruction B.2. of Form 8-K, the information incorporated by reference herein should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The 2001 Fourth Quarter Report to Shareholders which discusses Cal Dive's fourth quarter financial results and its forecast for its year ending December 31, 2002 is filed as Exhibit 99.1 and is incorporated herein by reference.



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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: February 18, 2002

                                            CAL DIVE INTERNATIONAL, INC.


                                       By: /s/ S. JAMES NELSON
                                          --------------------------------------
                                          S. James Nelson
                                          Vice Chairman



                                       By: /s/ A. WADE PURSELL
                                          --------------------------------------
                                          A. Wade Pursell
                                          Senior Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER          DESCRIPTION
        -------         -----------
         99.1 -         2001 Fourth Quarter Report to Shareholders of Cal Dive
                        International, Inc.